Exhibit (a)(2)

                              LETTER OF TRANSMITTAL
                To Tender 6 5/8% Convertible Preferred Securities
                   Beneficial Unsecured Convertible Securities
                      (Including the Associated Guarantee)

                                       of

                              TIMET Capital Trust I

                                       at

                             $10.00 Net Per Security

                                       by

                                   Valhi, Inc.


--------------------------------------------------------------------------------
              THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00
                MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, JUNE 2,
                       2003, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:

                         [COMPUTERSHARE LOGO OMITTED]


                By Mail:                       By Facsimile Transmission:           By Hand or Overnight Courier:

      Computershare Trust Company            For Eligible Institutions Only:         Computershare Trust Company
              of New York                            (212) 701-7636                          of New York
          Wall Street Station                                                             Wall Street Plaza
             P.O. Box 1010                  For Confirmation Only Telephone:          88 Pine Street, 19th Floor
        New York, NY 10268-1010                      (212) 701-7624                       New York, NY 10005

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OTHER THAN AS SET
               FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


------------------------------------------------------------------------------------------------------------------------------------
                       DESCRIPTION OF SECURITIES TENDERED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ -----------------------------------------------------
               Name(s) and Address(es) of Registered Holder(s)
            (Please fill in, if blank, exactly as name(s) appear                 Security Certificate(s) and Securities Tendered
                         on Security Certificate(s))                                  (Attach additional list if necessary)
------------------------------------------------------------------------------ -----------------------------------------------------
                                                                                                  Total Number of
                                                                                  Security          Securities          Number of
                                                                                Certificate       Represented by       Securities
                                                                                 Number(s)*       Certificate(s)*      Tendered**
                                                                               --------------- ---------------------- --------------
                                                                               --------------- ---------------------- --------------

                                                                               --------------- ---------------------- --------------
                                                                               --------------- ---------------------- --------------

                                                                               --------------- ---------------------- --------------
                                                                               --------------- ---------------------- --------------

                                                                               --------------- ---------------------- --------------
                                                                               --------------- ---------------------- --------------

                                                                               --------------- ---------------------- --------------
                                                                               --------------- ---------------------- --------------

                                                                               Total
                                                                               Securities
------------------------------------------------------------------------------ --------------- ---------------------- --------------
------------------------------------------------------------------------------------------------------------------------------------

*    Need not be completed by holders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Securities represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

         This Letter of Transmittal is to be completed by holders of Securities (as defined below) either if certificates evidencing Securities are to be forwarded herewith or if delivery of Securities is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "Section 3. Procedures for Accepting the Offer and Tendering Securities" of the Offer to Purchase. Delivery of documents to DTC does not constitute delivery to the Depositary.

         Holders whose certificates evidencing Securities ("Security Certificates") are not immediately available or who cannot deliver their Security Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "Section 1. Terms of the Offer; Expiration Date" of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Securities must do so pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offer and Tendering Securities" of the Offer to Purchase. See Instruction 2.

|_| Check here if Securities are being delivered by book-entry transfer to the Depositary's account at DTC and complete the following:

         Name of Tendering Institution:
                                        ---------------------------------------
         Account Number:
                          -----------------------------------------------------
         Transaction Code Number:
                                    -------------------------------------------

|_| Check here if Securities are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

         Name(s) of Registered Holder(s):
                                           ------------------------------------
         Window Ticket No. (if any):
                                      -----------------------------------------
         Date of Execution of Notice of Guaranteed Delivery:
                                                             ------------------
         Name of Institution that Guaranteed Delivery:
                                                      -------------------------
         If delivery is by book-entry transfer, give the following information:
         Account Number:
                         ------------------------------------------------------
         Transaction Code Number:
                                  ---------------------------------------------

         NOTE: YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to Valhi, Inc., a Delaware corporation ("Purchaser"), 6 5/8% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities, liquidation preference $50 per security (the "Securities"), which represent undivided beneficial ownership interests in the assets of TIMET Capital Trust I, a Delaware statutory business trust, pursuant to Purchaser's offer to purchase up to 1,000,000 Securities at $10.00 per Security, net to the seller in cash, without interest, upon the terms and subject to the conditions described in the Offer to Purchase dated May 5, 2003 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The Securities include the associated guarantee by Titanium Metals Corporation, a Delaware corporation ("TIMET"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Securities tendered pursuant to the Offer.

         Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Securities tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Securities that are being tendered hereby, all accrued and unpaid dividends and distributions on the Securities and all dividends, distributions (including, without limitation, distributions of additional Securities) and rights declared, paid or distributed in respect of such Securities on or after May 5, 2003 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Security Certificates evidencing such Securities (and all Distributions), or transfer ownership of such Securities (and all Distributions) on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Securities (and all Distributions) for transfer on the books of TIMET and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities (and all Distributions), all in accordance with the terms of the Offer.

         By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Robert D. Graham, J. Mark Hollingsworth and A. Andrew R. Louis, and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute, in his sole discretion, deems proper and otherwise act (by written consent or otherwise) with respect to all Securities tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Securities and other securities issued in Distributions in respect of such Securities, which the undersigned is entitled to vote at any meeting of holders of Securities (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Securities tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Securities by Purchaser in accordance with other terms of the Offer. Such acceptance for payment will revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Securities (and all Securities and other securities issued in Distributions in respect of such
Securities), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for
Securities to be deemed validly tendered, immediately upon Purchaser's acceptance of such Securities for payment, Purchaser must be able to exercise rights with respect to such Securities (and any and all Distributions).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Securities tendered hereby and all Distributions, that when such Securities are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Securities and Distributions will be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Securities tendered hereby. In addition, the undersigned will remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of Securities tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser will be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Securities tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

         No authority herein conferred or agreed to be conferred will be affected by, and all such authority will survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder will be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The undersigned understands that the valid tender of Securities pursuant to any one of the procedures described in "Section 3. Procedures for Accepting the Offer and Tendering Securities" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Securities for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

         Unless otherwise indicated below in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Securities purchased and return all Security Certificates evidencing Securities not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Securities Tendered." Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Securities purchased and return all Security Certificates evidencing Securities not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Securities Tendered" on the cover page hereof. In the event that the boxes on page 5 hereof entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Securities purchased and return all Security Certificates evidencing Securities not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Security Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated below in the box entitled "Special Payment Instructions," please credit any Securities tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at DTC. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Securities from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Securities tendered hereby.

-------------------------------------     --------------------------------------

SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)          (See Instructions 1, 5, 6 and 7)


To be completed ONLY if the check         To be completed ONLY if the check
for the purchase price of Securities      for the purchase price of Securities
purchased or Security Certificates        purchased or Security Certificates not
not tendered or not purchased are to      tendered or not purchased are to be
be issued in the name of someone other    mailed to someone other than the
than the undersigned.                     undersigned or to the undersigned at
                                          an address other than that shown
                                          below the undersigned's signature(s).




Issue  |_| check                          Mail   |_| check
       |_| certificates to:                      |_| certificates to:

Name                                      Name
      ---------------------------               --------------------------
            (Please Print)                            (Please Print)

Address                                   Address
        -------------------------                  -----------------------
        -------------------------                  -----------------------
                        (Zip Code)                               (Zip Code)

        -------------------------
      (Taxpayer Identification No.)

--------------------------------------------------------------------------------

                                    SIGN HERE
                   (Please Complete Substitute Form W-9 Below)

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                            Signature(s) of Holder(s)

Dated                         , 2003
      -----------------------

(Must be signed by registered holder(s) exactly as name(s) appear on Security Certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information and see Instruction 5.)

Name(s)-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (full title)
                     -----------------------------------------------------------
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code and Telephone Number
                                       -----------------------------------------

Taxpayer Identification or Social Security Number
                                                 -------------------------------
                      (See Substitute W-9 on Reverse Side)

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY.
        FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name of Firm
             -------------------------------------------------------------------

Authorized Signature
                     -----------------------------------------------------------

Address ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number
                                ------------------------------------------------

Dated                   , 2003
       ----------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

         1.  Guarantee  of   Signatures.   All  signatures  on  this  Letter  of
Transmittal must be guaranteed by a firm which is a member of the Security Transfer Agent Medallion Signature Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution") unless (i) this Letter of Transmittal is signed by the registered holder(s) of Securities (which term, for purposes of this document, will include any participant in DTC whose name appears on a security position listing as the owner of Securities) tendered hereby and such holder(s) has
(have) not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on page 5 hereof or (ii) such Securities are tendered for the account of an Eligible Institution. See Instruction 5.

         2. Delivery of Letter of Transmittal and Security Certificates. This Letter of Transmittal is to be used either if Security Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in "Section
3. Procedures for Accepting the Offer and Tendering Securities" of the Offer to Purchase. Security Certificates evidencing all physically tendered Securities, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Securities delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth below prior to the Expiration Date (as defined in "Section
1. Terms of the Offer; Expiration Date" of the Offer to Purchase). If Security Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Holders whose Security Certificates are not immediately available, who cannot deliver their Security Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Securities pursuant to the guaranteed delivery procedure described in "Section
3. Procedures for Accepting the Offer and Tendering Securities" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Security Certificates evidencing all physically delivered Securities in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Securities delivered by book-entry transfer, in each case together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message (as defined in "Section 3. Procedures for Accepting the Offer and Tendering Securities" of the Offer to Purchase)) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "Section 3. Procedures for Accepting the Offer and Tendering Securities" of the Offer to Purchase.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SECURITY CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted and no fractional Securities will be purchased. By execution of this Letter of Transmittal, all tendering holders waive any right to receive any notice of the acceptance of their Securities for payment.

         3. Inadequate Space. If the space provided on the cover page hereof under "Description of Securities Tendered" is inadequate, the Security Certificate numbers, the number of Securities evidenced by such Security Certificates and the number of Securities tendered should be listed on a separate signed schedule and attached hereto.

         4. Partial Tenders (not applicable to holders who tender by book-entry transfer). If fewer than all Securities evidenced by any Security Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Securities that are to be tendered in the box entitled "Number of Securities Tendered." In such cases, new Security Certificate(s) evidencing the remainder of Securities that were evidenced by the Security Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on page 5 hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Securities evidenced by Security Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Security Certificates evidencing such Securities without alteration, enlargement or any other change whatsoever.

         If any Securities tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any Securities tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Securities.

         If this Letter of Transmittal is signed by the registered holder(s) of Securities tendered hereby, no endorsements of Security Certificates or separate stock powers are required, unless payment is to be made to, or Security Certificates evidencing Securities not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Security Certificate(s) evidencing Securities tendered, the Security Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Security Certificate(s). Signatures on such Security Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of Securities tendered hereby, the Security Certificate(s) evidencing Securities tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Security Certificate(s). Signatures on such Security Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Security Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such persons authority so to act must be submitted.

         6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Securities to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Securities purchased is to be made to, or Security Certificate(s) evidencing Securities not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Securities purchased, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Security Certificates evidencing Securities tendered hereby.

         7. Special Payment and Delivery Instructions. If a check for the purchase price of any Securities tendered hereby is to be issued in the name of, and/or Security Certificate(s) evidencing Securities not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Security Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Securities Tendered" on the cover page hereof, the appropriate boxes herein must be completed.

         8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

         9. Substitute Form W-9. Each tendering holder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such holder is not subject to backup withholding of federal income tax. If a tendering holder has been notified by the Internal Revenue Service that such holder is subject to backup withholding, such holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such holder has since been notified by the Internal Revenue Service that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 30% federal income tax withholding on the payment of the purchase price of all Securities purchased from such holder. If the tendering holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will withhold 30% of all payments of the purchase price to such holder and either remit such amounts to the Internal Revenue Service if such TIN is not provided within 60 days or pay such amounts to such holder upon the furnishing of a TIN within 60 days.

         Certain holders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign holders should submit an appropriate and properly completed Internal Revenue Service Form W-8BEN, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.


         IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND SECURITY CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                            IMPORTANT TAX INFORMATION

         Under U.S. federal income tax law, a holder whose tendered Securities are accepted for payment is generally required to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 provided herewith. If such holder is an individual, the TIN generally is such holder's social security number. If the Depositary is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such holder with respect to Securities purchased pursuant to the Offer may be subject to backup withholding of 30%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

         Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8BEN), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. Exempt holders, other than foreign holders, should furnish their TIN, write "Exempt" in Part II of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A holder should consult his or her tax advisor as to such holder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

         If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a holder with respect to Securities purchased pursuant to the Offer, the holder is required to notify the Depositary of such holder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), (b)(i) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding, and (c) such holder is a U.S. Person (as defined in the Offer to Purchase).

WHAT NUMBER TO GIVE THE DEPOSITARY

         The holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Securities tendered hereby. If Securities are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will withhold 30% of all payments of the purchase price to such holder and either remit such amounts to the Internal Revenue Service if such TIN is not provided within 60 days or pay such amounts to such holder upon the furnishing of a TIN within 60 days.


              PAYER'S NAME: COMPUTERSHARE TRUST COMPANY OF NEW YORK

----------------------------------- ------------------------------------ ---------------------------------------------
SUBSTITUTE                          Part I-Taxpayer Identification
FORM W-9                            Number-Enter your taxpayer
Department of the Treasury          identification number in the                 ------------------------------
Internal Revenue Service            appropriate box.  For most                      Social security number
                                    individuals, this is your social
Payer's Request for                 security number.  If you do not                           OR
Taxpayer Identification Number      have a number, see "Obtaining a
("TIN")                             Number" in the enclosed                      ------------------------------
                                    Guidelines.  Certify by signing             Employer identification number
                                    and dating below.                       (If awaiting TIN write "Applied For")

                                    Note:  if the account is in more
                                    than one name, check in the
                                    enclosed Guidelines for guidelines
                                    on which number to give the payer.
----------------------------------- ------------------------------------ ---------------------------------------------
----------------------------------- ----------------------------------------------------------------------------------
                                    Part II-For Payers Exempt from Backup
                                    Withholding, see the enclosed Guidelines and
                                    complete as instructed therein
----------------------------------- ----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

CERTIFICATION-Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding; and

(3) I am a U.S. Person, which means (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust
         (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust or (b) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. Person.

CERTIFICATE INSTRUCTIONS-You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

Signature:                                         Date:                , 2003
           ---------------------------------             -------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable cash payments made to me will be retained and either remitted to the Internal Revenue Service if such taxpayer identification number is not provided within 60 days or paid to me upon the furnishing of a taxpayer identification number within 60 days.

Signature:                                            Date:          , 2003
           --------------------------------------         ----------
--------------------------------------------------------------------------------

         Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Security Certificates and any other required documents should be sent or delivered by each holder or such holder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at its address or to the facsimile number set forth below:

                        The Depositary for the Offer is:

                         [COMPUTERSHARE LOGO OMITTED]




                By Mail:                       By Facsimile Transmission:           By Hand or Overnight Courier:


      Computershare Trust Company            For Eligible Institutions Only:         Computershare Trust Company
              of New York                            (212) 701-7636                          of New York
          Wall Street Station                                                             Wall Street Plaza
             P.O. Box 1010                  For Confirmation Only Telephone:          88 Pine Street, 19th Floor
        New York, NY 10268-1010                      (212) 701-7624                       New York, NY 10005

         Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A holder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                     The Information Agent for the Offer is:

                    [INNISFREE M&A INCORPORATED LOGO OMITTED]

                         501 Madison Avenue, 20th Floor
                               New York, NY 10022
                         Call Toll Free: (888) 750-5834
                 Banks and Brokers Call Collect: (212) 750-5833